                                                                  EXHIBIT 10.2.3


                                                    Agreement Number: __________

                           MASTER SERVICES AGREEMENT

     This Master Services Agreement, including Exhibits A, B, C and D attached hereto (the "AGREEMENT"), is entered into as of the last date signed by either party on the signature page below (the "EFFECTIVE DATE") between Linuxcare, Inc., a Delaware corporation with an office at 650 Townsend Street Suite 3244A, San Francisco, CA 94103, USA (Phone: 415-354-4878; Fax: 415-701-7457)
("LINUXCARE") and "COMPANY" listed below.

Company:   Hewlett-Packard Company           Contact: Kristy Ward
           Software Services Division
Address:   100 Mayfield Ave MS 36LA          Phone: 650-691-5361
           Mountain View CA 94043            Fax: 650-691-5152
           E-Mail: Kristy_Ward@hp.com


                             SERVICES INFORMATION

               Service Level:                Level 3 Support and Level 4 Support
               Service Fee:                  Level 3 Support: * per hour
                                             Level 4 Support: * per hour
               Invoice Period:               monthly
               Term of Contract:             1 year (renewable)
               Technical Support Set Up Fee: *

                               SERVICES PROVIDED

     Subject to payment of all applicable fees, Linuxcare will use reasonable commercial efforts to perform the services specified in the Statement of Work ("SOW") attached hereto as Exhibit B ("SERVICES") and incorporated herein, in accordance with the Terms and Conditions attached hereto as Exhibit A, and incorporated herein. Exhibits C (a Confidential Disclosure Agreement) is also attached hereto and made a part hereof (collectively, Exhibits A, B and C shall be called the "EXHIBITS"). Company understands that Linuxcare's performance is dependent in part on Company's actions. Accordingly, any dates or time periods relevant to performance of Services by Linuxcare shall be appropriately and equitably extended to account for any delays resulting from changes to Company products or otherwise due to Company. Company may request additional hours or levels of Services ("EXTENDED SERVICES"), which Linuxcare may provide at Linuxcare's sole discretion, provided that Company pays Linuxcare's then current fees for such Extended Services and enters into such amendments to this Agreement as mutually agreed upon by the parties hereto.

          The Exhibits contain, among other things, warranty disclaimers and
          ------------------------------------------------------------------
liability limitations. Any different or additional terms of any related purchase
---------------------
order, confirmation, or similar form even if signed by the parties after the date hereof shall have no force or effect. References in this Agreement or the Exhibits to a capitalized term appearing on this cover page shall have the meaning or value of such term on this cover page.

Company: Hewlett - Packard                   Linuxcare, Inc.:

By: /s/ MIKE RIGODANZO                       By: /s/ Thomas W. Philips

Name: MIKE RIGODANZO                         Name: Thomas W. Philips
      --------------                               -----------------

Title: VP & GM Software Services Division    Title: VP Sales
       ----------------------------------           --------

Date: 6 Jan. 2000                            Date: 12/28/99
      -----------                                  --------

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT A
                                   ---------

                             TERMS AND CONDITIONS

1.   Linuxcare Obligations. Upon commercial release any version of the Linux
     ---------------------
     Software (as defined in Section 1 of the SOW attached hereto as Exhibit B), Linuxcare will provide (i) Level 3 Support (as defined in Section 1 of the
     SOW) in accordance with Section 2 of the SOW, and (ii) Level 4 Support (as defined in Section 1 of the SOW attached hereto as Exhibit B) in accordance with Section 3 of the SOW, to the staff of Company with respect to any such commercially released Linux Software which is also supported by Company, in English only.

2.   Company Obligations. Company will (1) provide Level 1 Support and Level 2
     -------------------
     Support (as defined in Section 1 of the SOW) to End-Users; and (2) pay the Technical Support Set Up Fee, all Services fees, and any other fees hereunder in accordance with Section 5 of this Exhibit A.

3.   Training. When mutually agreed upon by both Linuxcare and Company, and
     --------
     subject to payment of all fees, Linuxcare will provide any training requested or required by Company in accordance with Linuxcare's current, published "Linuxcare Training Programs" documentation. Unless otherwise arranged between Company and Linuxcare, all training shall occur at Linuxcare's facilities in San Francisco, California on such date(s) and time(s) as determined by Linuxcare. The fees for training will be Linuxcare's then current published training fees ("CURRENT TRAINING FEES"), less a discount equal to ten percent (10%) of such Current Training Fees ("Training Fees").

4.   Consulting Services. In the event that Company requires additional levels
     -------------------
     of services outside the scope of Sections 2 and 3 of Exhibit B, or as otherwise agreed upon by Linuxcare and Company, Linuxcare will perform such consulting services for Company as mutually agreed upon by Linuxcare and Company, provided that the fees associated with such consulting services payable by Company shall be at the Linuxcare's then current consulting services rate ("Consulting Fee"). The consulting services rate as of the Effective Date of this Agreement is * per hour; however, this rate is subject to change in accordance with Section 5 of this Exhibit A.

5.   Fees and Payment. Company will pay the Technical Support Set Up Fee within
     ----------------
     90 days of the Effective Date. Company will pay Linuxcare's fees for Services provided under Section 2 and 3 of Exhibit B (the "SERVICE FEES") incurred for any Invoice Periods within 90 days after receipt of Linuxcare's invoice therefor. Company will also pay Linuxcare all other fees, including, but not limited to, Extended Services fees, Training Fees, and Consulting Fees, within 90 days after receipt of Linuxcare's invoice therefor. All payments shall be made in U.S. Dollars and are non-refundable. Service Fees, Training Fees and fees for Extended Service under this Agreement are subject to change annually and will be reviewed by Linuxcare and Company annually during the term of the Agreement, commencing 30 days prior to the expiration of the Initial Term in order to discuss appropriate fee and/or price levels. If the parties are unable to agree on new fees and prices or are unable to meet, Linuxcare shall have the right to make a reasonable adjustment in the fee and/or price upon notice to Company; provided, however, that Company shall have the right to terminate
              --------  -------
     this Agreement upon thirty (30) days written notice to Linuxcare if the adjusted fees are not acceptable. Consulting Fees may be subject to change by Linuxcare at any time upon at least thirty (30) days prior notice to Company.

6.   Proprietary Rights. As between the parties, Linuxcare will retain all
     ------------------
     right, title and interest in and to any software, tools, techniques, and other materials used in connection with providing the Services contemplated hereunder ("LINUXCARE MATERIALS"). As between the parties, Company will retain all right, title and interest in and to any software, products, documentation and other materials it supplies. Linuxcare hereby assigns to Company all right, title and interest, in any work product created as part of the Services ("WORK PRODUCT"), but this assignment does not include any portion of the Linuxcare Materials or any other work product generally applicable to Linuxcare's business, and will not prevent Linuxcare from using the expertise, ideas and know-how learned while performing Services for other

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     purposes (including, without limitation, for itself or on behalf of third parties).

7.   Confidential Information.
     ------------------------
     7.1  Confidential Information. Confidential information arising under this
          ------------------------
          Agreement shall be governed by the Confidential Disclosure Agreement attached hereto as Exhibit C (the "CDA"); provided, however, that any
                                                    --------  -------
          conflict or inconsistency between any provision of the CDA and this Agreement shall be governed by this Agreement without regard to Exhibit C. The disclosure period covered by the CDA shall commence on the Effective Date of this Agreement and end upon the termination or expiration of this Agreement. Thereafter, the period during which the confidentiality obligations of the parties survive begins, and continues for the duration of time specified in the CDA.

     7.2  Publicity Linuxcare and Company agree that neither party will, except
          ---------
          as may be required by law, disclose or issue any press release with respect to this Agreement or any transactions contemplated by this Agreement, without the prior written consent of the other party to this Agreement.
     7.3  Non-Solicitation. Linuxcare hereby agrees that it will not actively
          ----------------
          solicit End-Users (as defined in Section 1 of the SOW) which are referred to Linuxcare by Company under this Agreement; provided,
                                                                 --------
          however, that nothing shall prohibit Linuxcare from providing services
          -------
          to End-Users who are not referred to Linuxcare by Company, and to End-Users who are initially referred to Linuxcare by Company and who subsequently seek services from Linuxcare independently.

8.   Term and Termination.
     --------------------
     8.1  Term. This Agreement will commence on the Effective Date of this
          ----
          Agreement and remain in force for a term of one year thereafter (the "INITIAL TERM"), unless earlier terminated in accordance with the terms of this Agreement. This Agreement will automatically renew at the end of such Initial term for successive one year periods (each, a "RENEWAL TERM") for a period of four years thereafter.
     8.2  Termination for Breach. In the event that either party commits a
          ----------------------
          material breach of its obligations hereunder, the other party may, at its option, terminate this Agreement by written notice of termination, which notice shall identify and describe the basis for such termination; provided, however, that such termination shall not take place if the defaulting party shall have cured the default within thirty (30) days from the date of receipt of such notice.
     8.3  Termination at Will. This agreement may be terminated by either party
          -------------------
          upon at least thirty (30) days written notice prior to the expiration of the Initial Term or any Renewal Term. In addition, Linuxcare may terminate this Agreement at any time in its sole discretion in the case of non-payment by Company of any undisputed fees, unless Company pays such fees in full within ten (10) days after receiving notice of non-payment from Linuxcare.
     8.4  Termination for Insolvency. Each party shall have the right to
          --------------------------
          terminate this Agreement on written notice if the other party ceases to do business in the ordinary course or is insolvent (i.e., unable to pay its debts in the ordinary course as they come due), or is declared bankrupt, or is the subject of any liquidation or insolvency proceeding which is not dismissed within ninety (90) days, or makes any assignment for the benefit of creditors.
     8.5. Termination Upon Change in Control. Either party may terminate this
          ----------------------------------
          Agreement at any time upon at least thirty (30) days written notice to the other party, in the event such other party is merged into, consolidated with, or sells all or substantially all of its assets to a third party which the terminating party determines, in its good faith commercially reasonable judgment, is a competitor of the terminating party.
     8.6  Survival. Sections 6, 7, 8, 9, 10, 11, 12 and 13, of this Exhibit A,
          --------
          as well as those portions of the covering page, Exhibit B, and Exhibit C which expressly contain terms that shall survive expiration or termination of this Agreement, and all accrued rights to payment, shall survive termination or expiration of this Agreement. All accrued but unpaid obligations of Company shall become immediately due and payable upon termination or expiration of this Agreement.
     8.7  Non-Exclusive Remedy. Termination is not an exclusive remedy and all
          --------------------
          other remedies will be available whether or not termination occurs.

9.   Warranty and Disclaimer. Linuxcare hereby warrants to Company that all
     -----------------------
     services provided by Linuxcare under this Master Services Agreement shall be performed in a professional and workmanlike manner. THE PARTIES ACKNOWLEDGE THAT THIS IS AN AGREEMENT FOR SERVICES AND NOT FOR THE SUPPLY OF GOODS. EXCEPT FOR THE FOREGOING, LINUXCARE MAKES NO OTHER WARRANTIES OR REPRESENTATIONS AS TO THE SERVICES RENDERED, AND HEREBY DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT. LINUXCARE FURTHER DISCLAIMS ANY WARRANTY THAT THE SERVICES WILL

     SUCCEED IN RESOLVING ANY PROBLEM, OR THAT ANY WORK PRODUCT OF THE SERVICES WILL BE FREE FROM PROGRAM ERRORS

10   Limitation of Liability  NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR
     -----------------------
     OTHERWISE, NEITHER PARTY SHALL BE LIABLE OR OBLIGATED WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT OR UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY (1) FOR ANY AMOUNTS IN EXCESS IN THE AGGREGATE OF THE FEES PAID HEREUNDER WITH RESPECT TO THE PERFORMANCE OF OBLIGATIONS, (II) FOR ANY COST OF

     PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY, SERVICES OR RIGHTS; OR (III) FOR INTERRUPTION OF USE OR LOSS OR CORRUPTION OF DATA.

     NEITHER PARTY TO THIS AGREEMENT SHALL BE LIABLE OR OBLIGATED WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT OR UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY: (I) FOR ANY MATTER BEYOND ITS REASONABLE CONTROL, OR (II) FOR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR LOST PROFITS OF ANY NATURE, WHETHER ARISING UNDER STATUTE, TORT (INCLUDING NEGLIGENCE) OR CONTRACT, EVEN IF SUCH PARTY HAS BEEN ADVISED BY THE OTHER PARTY OF THE POSSIBILITY OF SUCH DAMAGES.

11.  Export Control. Both parties shall comply with the U.S. Foreign Corrupt
     --------------
     Practices Act and all applicable export laws, restrictions, and regulations of the U.S. and foreign agency or authority.

12.  Indemnification.
     ---------------
     12.1  By Linuxcare. Linuxcare agrees to defend, indemnify an hold Company
           ------------
           harmless from any liability or expense paid to third parties (including without limitation reasonable attorneys' fees) incurred by Company as a result of any judgment or adjudication against Company or final settlement arising from any claim that Linuxcare infringed any patent, trademark, copyright, or trade secret of any third party with respect to original code and original patches and related documentation created by Linuxcare and provided to Company pursuant to this Agreement ("INDEMNIFIED MATERIALS"); provided that Company provides Linuxcare with (a) prompt written notice of any such claim(s), (b) promptly tenders to Linuxcare sole control over the defense and settlement of such claim(s) at Linuxcare's expense and with Linuxcare's choice of counsel, and (c) full information and reasonable assistance to Linuxcare permitting it to defend and/or settle such claim(s). Company may not settle any such claim(s) without Linuxcare's prior written consent. In the event that any Indemnified Materials possessed by Linuxcare are held, or in Linuxcare's sole opinion, may be held to constitute an infringement, Linuxcare, at its option and expense, may either (x) modify the Indemnified Materials so they becomes non-infringing, (y) procure for Company a license to use the infringing Indemnified Materials, or (z) accept a return of the Indemnified Materials and create new, non-infringing, functionally equivalent materials, in lieu of all other claims by Company except for the above stated indemnification.
     12.2  Exclusions. Notwithstanding the foregoing, Linuxcare shall have no
           ----------
           liability if the alleged infringement arises from (a) the modification of the Indemnified Materials by any party other than Linuxcare, or (b) the use of any hardware or software product with the Indemnified Materials or a combination of the Indemnified Materials with any software or hardware product not approved by Linuxcare, if the infringement would not have occurred using the Indemnified Materials either alone or in combination with any software or hardware product approved by Linuxcare, or (c) use of the Indemnified Materials except as specified by Linuxcare.

13.  General Terms.
     -------------
     13.1  Governing Law: Jurisdiction. This Agreement shall be deemed to have
           ---------------------------
           been made in, and shall be construed pursuant to the laws of the State of California and the United States without regard to conflicts of laws provisions thereof. Any disputes between the parties related to or arising out of this Agreement shall be litigated in San Francisco, California.
     13.2  Attorney's Fees. The prevailing party in any action to enforce this
           ---------------
           Agreement will be entitled to recover its reasonable attorney's fees and costs in connection with such action.
     13.3  Assignment. This Agreement is not assignable or transferable by
           ----------
           either party without the prior written consent of the other party, and any attempt to do so shall be void; provided, however, that this
                                                   --------  -------
           Agreement may be assigned by either party, upon written notice to the other party, in connection with a merger or a sale of all or substantially all of the assets of the party subject to Section 8.5. Either party may subcontract the performance of its obligations to third parties. However, any contact to Linuxcare under this Agreement must come from

           Company's designated contacts per Section 2.1 of Exhibit B.
     13.4  Severability. If any provision of this Agreement, or portion thereof,
           ------------
           shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.
     13.5  Relationship of the Parties. The parties agree that they are
           ---------------------------
           independent contractors and that this Agreement and relations between Linuxcare and Company hereby established do not constitute a joint venture, agency or contract of employment between them, or any other similar relationship. Neither party has the right or authority to assume or create any obligation or responsibility on behalf of the other.
     13.6  Waiver. No failure or delay in exercising any right hereunder will
           ------
           operate as a waiver thereof, nor will any partial exercise of any right or power hereunder preclude further exercise. Any waivers or amendments shall be effective only if made in writing and signed by an authorized representative of the parties hereto.
     13.7  Notices. Any notice, report, approval or consent required or
           -------
           permitted hereunder shall be in writing and shall be deemed given when faxed, personally delivered, delivered by courier, or three days after being sent by prepaid certified or registered U.S. mail to the address of the party to be notified as set forth herein or such other address as such party last provided to the other by written notice.
     13.8  Entire Agreement. The Master Services Agreement, and Exhibits A, B,
           ----------------
           and C to the Master Services Agreement represent the complete and exclusive statement of the mutual understanding of the parties and supersedes and cancels all previous written and oral agreements and communications relating to the subject matter of this Agreement.
     13.9  Force Majeure. Neither party shall be liable to the other for
           -------------
           inability to perform its obligations under the Agreement due to causes beyond its reasonable control, including, but not limited to acts of God, war, riot, embargo, earthquake, act of government or any other force majeure event.

                                   EXHIBIT B
                                   ---------

                               STATEMENT OF WORK

1.   Definitions
     -----------
     1.1 A "CRITICAL PROBLEM" shall exist when there is an emergency condition that causes critical impact to a user's schedule, or that makes performance or continued performance of any feature or function impossible or impractical by the End-User. It includes, but is not limited to, situations when the product will not function, has a severe negative impact on the system, or is causing data corruption.
     1.2 "END-USER" shall mean the end-user of Company's Products who reports an Incident to Company.
     1.3 A "FIX" involves resolution of an Incident and involves taking the appropriate steps to resolve a request for assistance. This may include providing circumvention work-arounds, temporary or permanent source code fixes, fix distribution technical information, how-to assistance and other similar information.
     1.4 "INCIDENT" shall mean any one single identified End-User issue or problem. One contact by the End-User may include multiple Incidents, and a single Incident may require more that one contact to resolve.
     1.5 "LEVEL 1 SUPPORT" shall mean identifying and solving any issue that is covered in the operating system installation guide, and relates only to the existing pre-installed operating system and pre-configured hardware.
     1.6 "LEVEL 2 SUPPORT" shall mean identifying and solving software and hardware (excluding Microsoft products, RAID systems, WAN Networking products, and USB devices) issues that have prescribed solutions, existing patches, prior fixes, etc. This also covers basic re-configuration of the operating system which is not covered in the installation guide, configuration of professional user space applications (providing that the existing system configuration allows installation), and configuration of new hardware (excluding Microsoft products, RAID systems, WAN Networking products, and USB devices) utilizing existing functional device drivers. This may require multiple e-mail and/or telephone communications between support engineers and the users. This level is restricted to a single Incident, strictly within the scope of the problem at hand.
     1.7 "LEVEL 3 SUPPORT" shall mean identifying and solving software and hardware (excluding Microsoft products) issues that have undocumented solutions or fixes; any mid-level and higher system reconfiguration not covered at the Level 1 Support or Level 2 Support. This level of support may require multiple e-mail communications, telephone communications, and remote sessions between support engineers and the user to fix or resolve, such as reviewing system logs, long configuration files, or gaining root access.
     1.8 "LEVEL 4 SUPPORT" shall mean any issues, above Level 3 Support, which involve development, such as original code writing or patch writing, to resolve.
     1.9 "LINUX SOFTWARE" shall mean (a) all major distributions (including but not limited to Caldera, RedHat, Debian, SuSe, and TurboLinux) of the Linux operating system which are open source code and authorized under the GNU General Public License (GPL), now existing or hereafter developed, including Update Releases, and (b) open source applications which run on the Linux operating systems described in (a) and listed on the Linuxcare web site (www.linuxcare.com), including but not limited to Samba, Apache and Sendmail.
     1.10 A "MEDIUM PROBLEM" shall exist when an important product function has an intermittent problem, or a common, non-essential operation is failing consistently for the End-User. The problem is not critical in regards to performance, and use can be continued without difficulty or loss of data by easy circumvention or avoidance by the End-User. The inconvenience can be tolerated until the next scheduled release.
     1.11 A "MINOR PROBLEM" shall exist when an error causes the user a slight inconvenience but is not critical. The error can be tolerated or can easily be avoided or circumvented by the user.
     1.12 "RESPONSE TIME" is defined as that time beginning when Linuxcare receives a call about an Incident from Company, and ending when that/those individual(s) update(s) the Company on the status of the problem and the action plan for resolution.
     1.13 A "SERIOUS PROBLEM" shall exist when a major product function has a reproducible problem which significantly affects a user's schedule, causes a minor security breach or which makes performance or continued performance of any feature or function difficult, and can not be circumvented or avoided on a temporary basis by the user causing the user significant inconvenience.
     1.14 "SYSTEM RESTORATION" shall mean a solution which stabilizes the user system by providing an alternative which allows the use of the product without negative impacts or data corruption to the system. This solution can be an existing patch work around or a set of recommendations for optimizing the End-User's situation. It shall include a documented plan for a permanent resolution, which resolution may require Level 4 Support.
     1.15 "UPDATE RELEASE" shall mean a new version release of the Linux Software distributed by third parties, including but not limited to Caldera, RedHat, Debian, SuSe, or TurboLinux, which are open source code and authorized under the GNU General Public License (GPL), now existing or hereafter developed, that contains maintenance fixes, major functional enhancements and feature additions.

2.   Delivery of Level 3 Support. Company and Linuxcare agree that the Level 3
     ---------------------------
     Support shall be delivered as described in Section 2.1 and Section 2.2 below.

     2.1. Company Obligations. Company will receive all initial End-User contact
          -------------------
          for technical assistance. Company will determine the End-User's issue, diagnose and isolate the problem, search the database of known problems for resolution, and determine whether it is an issue that requires Level 1 Support, Level 2 Support, Level 3 Support, or Level 4 Support. If the issue requires Level 1 Support or Level 2 Support, it will be resolved within Company. If the issue requires Level 3 Support, it will be referred to Linuxcare for completion of resolution. Company shall designate twelve (12) individuals as authorized technical contacts for this Agreement. Company shall give prompt notice to Linuxcare of any changes to such authorized contacts. If Linuxcare support is required, an authorized contact of Company, and only an authorized contact, will contact Linuxcare via telephone, communicating in the English language only, and insure that any required information about the End-User and the issue is included in the transfer call. After receiving the Fix from Linuxcare, Company will deliver that Fix to the End-User. Linuxcare Coverage hours, Response times, and Fix times will depend on the call severity level and will meet the delivery specifications as shown in Table 1. In the event that such delivery specifications cannot be met, Linuxcare will notify Company, and Linuxcare shall assign a technical account manager ("TAM") for that Incident(s) to Company. The TAM will contact the Company's authorized contact (or such other contact as designated by the authorized contact), communicate the reason for failing to meet the delivery specifications, and the TAM and Company's authorized contact will create an action plan on how to solve the Incident in the most efficient manner.

     2.2. Linuxcare Obligations. Upon receiving the support call from Company,
          ---------------------
          Linuxcare will assign a support engineer that will be responsible for managing the diagnosis and resolution of the call, and for communicating the status of the problem resolution to Company. Coverage hours, Response Times, and Fix times will depend on the call severity level and will meet the delivery specifications as shown in Table 1. The Linuxcare support engineer will provide all necessary information to Company that is required to implement the Fix on the End-User's issue. The Linuxcare support engineer will provide Company with any assistance required to resolve the End-User's problem and close the Incident. After resolution, Linuxcare will provide Company information as it relates to the solved/closed Incidents in order to assist Company in solving future Incidents.

TABLE 1 - DELIVERY SPECIFICATIONS FOR LEVEL 3 AND LEVEL 4 SUPPORT:

  Call                                                        Permanent            Status
Severity    Coverage          Response        System          Solution            Reporting
 Level      Hours               Time         Restoration        (Fix)1            to Company
--------------------------------------------------------------------------------------------------
Critical    24 hrs/day,       4 hours         24 hours           3 days          daily or as
Problem     365 days/year                                                        mutually agreed
--------------------------------------------------------------------------------------------------
Serious     24 hrs/day,       8 hours         48 hours          10 days          daily or as
Problem     365 days/year                                                        mutually agreed
--------------------------------------------------------------------------------------------------
Medium      24 hrs/day,      24 hours       not required        15 days          as needed
Problem     365 days/year
--------------------------------------------------------------------------------------------------
Minor       24 hrs/day,      48 hours       not required       next Update       as needed
Problem     365 days/year                                       Release
--------------------------------------------------------------------------------------------------

          1 Linuxcare will use commercially reasonable efforts to provide permanent solutions or Fixes within the indicated number of calendar days after being informed of the problem by Company.

3.   Delivery of Level 4 Support. Level 4 Support shall be delivered in
     ---------------------------
accordance with the same procedures outlined in Sections 2.1 and 2.2 above and the delivery specifications as shown in Table 1 above. In the event that such delivery specifications cannot be met, Linuxcare will notify Company, and Linuxcare shall assign a TAM for that Incident(s) to Company. The TAM will contact the Company's authorized contact (or such other contact as designated by the authorized contact), communicate the reason for failing to meet the delivery specifications, and the TAM and Company's authorized contact will discuss how to solve the Incident in the most efficient manner.

4.   Reporting.
     ---------
     4.1. Metrics Report. Linuxcare shall provide a metrics report to Company
          --------------
          which will give a summary description of Incidents in a manner and with content that is mutually agreeable to the parties, and any other generally available reports reasonably requested by Company.
     4.2. Incident Report. Linuxcare shall make Incident reports available
          ---------------
          online to Company upon receiving a call from Company which requires Linuxcare to provide Services. The reports shall be password protected, and will allow Company immediate access to updates on the reported Incident.

5.   Quarterly Distribution Reports. Linuxcare shall provide Company with
     ------------------------------
information relating to new Linux Software releases and Update Releases on a quarterly basis.

                                   EXHIBIT C
                                   ---------

                       CONFIDENTIAL DISCLOSURE AGREEMENT

                            CONFIDENTIAL DISCLOSURE
                                   AGREEMENT

Effective Date: December 12 1999

In order to protect certain confidential information, Hewlett-Packard Company and its corporate affiliates ("HP"), and the "Participant" identified below, agree that:

1.   DISCLOSING PARTY: The party disclosing confidential information
     ----------------
("Discloser") is Linuxcare Inc
                 -------------

2.   PRIMARY REPRESENTATIVE: Each party's representative for coordinating
     ----------------------
disclosure or receipt of confidential information is:

HP: _____

PARTICIPANT: John Hayes
             ----------

3.   DESCRIPTION OF CONFIDENTIAL INFORMATION: The confidential information
     ---------------------------------------
disclosed under this Agreement is described as:

HP: _____

PARTICIPANT: Services Protocol
             -----------------

4.   USE OF CONFIDENTIAL INFORMATION: The party receiving confidential
     -------------------------------
information ("Recipient") shall make use of the confidential information only for the following purpose (e.g., "evaluation and testing for a make/buy decision on project xyz."):

HP: _____

PARTICIPANT: Support Services and Certification
             ----------------------------------

5.   CONFIDENTIALITY PERIOD: This Agreement and Recipient's duty to hold
     ----------------------
confidential information in confidence expire on: 12/12//2000
                                                  -----------

6.   DISCLOSURE PERIOD: This Agreement pertains to confidential information that
     -----------------
is disclosed between the Effective Date and 12/ 12/ /2000
                                            -------------

7.   STANDARD OF CARE: Recipient shall protect the disclosed confidential
     ----------------
information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, dissemination, or publication of the confidential information as Recipient uses to protect its own confidential information of a like nature.

8.   MARKETING: Recipient's obligations shall only extend to confidential
     ---------
information that is described in paragraph 3, and that: (a) comprises specific materials individually listed in paragraph 3; or, (b) is marked as confidential at the time of disclosure; or, (c) is unmarked (e.g. orally disclosed) but treated as confidential at the time of disclosure, and is designated as confidential in a written memorandum sent to Recipient's primary representative within thirty days of disclosure, summarizing the confidential information sufficiently for identification.

9.   EXCLUSIONS: This Agreement imposes no obligation upon Recipient with
     ----------
respect to information that: (a) was in Recipient's possession before receipt from Discloser; (b) is or becomes a matter of public knowledge through no fault of Recipient; (c) is rightfully received by Recipient from a third party without a duty of confidentiality; (d) is disclosed by Discloser to a third party without a duty of confidentiality on the third party; (e) is independently developed by Recipient; (f) is disclosed under operation of law; or (g) is disclosed by Recipient with Discloser's prior written approval.

10.   WARRANTY: Each Discloser warrants that it has the right to make the
      --------
disclosures under this Agreement. NO OTHER WARRANTIES ARE MADE BY EITHER PARTY UNDER THIS AGREEMENT. ANY INFORMATION EXCHANGED UNDER THIS AGREEMENT IS PROVIDED "AS IS".

11.   RIGHTS: Neither party acquires any intellectual property rights under this
      ------
Agreement except the limited rights necessary to carry out the purposes set forth in paragraph 4. This Agreement shall not restrict reassignment of Recipient's employees.

MISCELLANEOUS
-------------

12. This Agreement imposes no obligation on either party to purchase, sell, license, transfer or otherwise dispose of any technology, services or products.

13. Both parties shall adhere to all applicable laws, regulations and rules relating to the export of technical data, and shall not export or reexport any technical data, any products received from Discloser, or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

14.   This Agreement does not create any agency or partnership relationship.

15. All additions or modifications to this Agreement must be made in writing and must be signed by both parties.

16. The Parties agree that this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to choice of law provisions.

17. Participant acknowledges that HP may transfer the HP business activity to which this Agreement relates to Agilent Technologies, Inc. ("Agilent") or to an Agilent affiliate during this Agreement. Participant agrees that as part of such a transfer of that business activity, HP may, upon prior written notice to Participant, assign its rights and obligations under this Agreement to Agilent or to an Agilent affiliate.

                     HEWLETT-PACKARD COMPANY PARTICIPANT

Entity SSD                                  Company: LINUXCARE

Address: 100 Mayfield Ave Mtn View          Address:

By /s/ MIKE RIGODANZO                       By: /s/ ANTHONY V. POLLACE
   (Functional Manager's Signature)             (Authorized Signature)

Name: MIKE RIGODANZO                        Name: ANTHONY V. POLLACE

Title VP & GM                               Title CFO

Copies to Legal Dept.      Participant      HP Functional Manager
                                            HP Representative
Rev 9/99